UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 8, 2005

Commission File Number 0-4281

ALLIANCE GAMING CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	88-0104066
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

6601 S. Bermuda Rd.

Las Vegas, Nevada 89119

(Address of principal executive offices)  (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (702) 270-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

On November 8, 2005, Alliance Gaming Corporation issued a press release regarding its unaudited financial results for the quarter and fiscal year ended June 30, 2005 and unaudited restated results for the comparative prior periods.  A copy of the press release is attached as Exhibit 99.1 of this Form 8-K and is incorporated by reference.

ITEM 9.01.  Financial Statements and Exhibits

(c)                               Exhibits

99.1                           Press Release issued by Alliance Gaming Corporation dated November 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

ALLIANCE GAMING CORPORATION
(Registrant)

By	/s/ Steven M. Des Champs
Steven M. Des Champs
Senior Vice President and Chief Financial Officer

Date: November 8, 2005